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                              The MainStay Funds
                   Supplement dated March 7, 1997 to the
                         Prospectus dated May 1, 1996


The Prospectus is amended as follows:

1. In the description of the Value Fund under the heading "Who's Managing your Money?" on page 28 Mr. Kolefas' biography is hereby deleted and replaced with the following:

     Mr. Simon joined MacKay-Shields in 1993. Mr. Simon is a Director of MacKay-Shields and specializes in equity securities. Previously, Mr. Simon was a senior equity research analyst and portfolio manager at National Securities and Research Corporation (from 1991-1992) and Neuberger & Berman (from 1987-1991)

2. Effective January 1, 1996, the Administrator voluntarily agreed to reduce its fees payable by the Equity Index Fund to the extent that Fund's total expenses (including Rule 12b-1 fees) for any fiscal year exceed .80% of the value of the Fund's average annual net assets. See Note + to the chart on the Administrator's fees on page 63.

3. In the section titled "Deferred Sales Charge Class B Shares - Contingent Deferred Sales Charge, Class B" on page 68, the following subsection is added at the end of the listing of redemptions for which the contingent deferred sales charge will be waived:

     and (xviii) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

4. In the description of the High Yield Corporate Bond Fund under the heading "The Fund invests in..." on page 30, the first item under "Under normal market conditions..." is hereby deleted and replaced with the following:

     ...at least 65% of total assets in corporate debt securities: all types of foreign and domestic debt securities ordinarily in the lower rating categories of Moody's (Baa to B) and S&P (BBB to B). These securities tend to offer yields above those that are rated higher and are not considered speculative.

5. In the description of the International Equity Fund and International Bond Fund under the heading "Who's Managing your Money?" on pages 25 and 31, respectively, Mr. Perelstein's biography is hereby deleted and replaced with the following on page 31:

     Mr. Portera is a Director of MacKay-Shields specializing in international bonds. He returned to MacKay-Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay-Shields in 1991 and was portfolio manager of the International Bond Fund from its inception in September 1994 to August 1995. Previously, Mr. Portera was a portfolio manager specializing in international debt securities at ABN-AMRO Bank, N.V. (from 1988-1991).

   Shigemi Takagi remains a portfolio manager of the International Equity Fund. His biography appears on page 25.


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6. At the January 27, 1997 MainStay Funds Board Meeting, the Trustees approved a change of investment policy for Convertible Fund which would require the Fund, under normal market conditions, to invest at least 65% of its total assets in dividend and interest-paying equity securities including common stocks, preferred stocks and convertible securities. At least 30% of the Fund's total assets will be invested in convertible securities under normal market conditions. The Trustees also approved a corresponding change of the Fund's name to Convertible-Equity Income Fund. These changes will be effective May 1, 1997. The contingent deferred sales charge will be waived on redemptions of Class B shares of the Convertible Fund purchased prior to March 7, 1997 that are redeemed between April 21, 1997 and May 30, 1997.